Exhibit 99.1

First Financial Holdings, Inc. Appoints New Executive Vice President

FIRST FINANCIAL HOLDINGS, INC.
34 Broad Street * Charleston, S.C. 29401
843-529-5933 * FAX: 843-529-5883

NEWS	NEWS	NEWS	NEWS
Contact:	Dorothy B. Wright
Vice President, Investor Relations
and Corporate Secretary
(843) 529-5931

FIRST FINANCIAL HOLDINGS, INC.
APPOINTS NEW EXECUTIVE VICE PRESIDENT

R. Wayne Hall Joins as new Executive Vice President

          Charleston, South Carolina (October 19, 2006) -- First Financial Holdings, Inc. ("Company") (NASDAQ GSM: FFCH) today announced that R. Wayne Hall will join the Company and its financial institution subsidiary, First Federal Savings and Loan Association of Charleston, as Executive Vice President, Financial Management, effective December 1, 2006. Hall, a certified public accountant and a certified risk professional, brings over 20 years of financial institution experience to First Financial Holdings, having served in several senior financial positions, and most recently as Executive Vice President and Chief Risk Officer, with Provident Bank, Baltimore, Maryland. Hall also has 7 years of experience auditing financial institutions in the field of public accounting. He received his Bachelor of Science Degree in Finance and a Masters of Accountancy from Virginia Polytechnic Institute and State University in Blacksburg, Virginia. He also graduated with honors from the Stonier Graduate School of Banking. Hall's professional affiliations include the American Institute of Certified Public Accountants, Maryland Association of Certified Public Accountants, Institute of Internal Auditors and The Risk Management Association. His community activities include serving as Board Member and Chairman of the Audit Committee of Bon Secours Hospital, Baltimore, Maryland, and on the American Cancer Society's Relay for Life committees.

          "Wayne has a strong background in Sarbanes-Oxley (SOX) compliance, business continuity planning, credit risk review, SEC and regulatory reporting, tax compliance and strategic planning, all of which will be critically important as he prepares to assume the role of Chief Financial Officer in late 2007," said A. Thomas Hood, President and CEO. "Wayne also has extensive experience in an in-store retail sales office environment and this will be extremely beneficial to First Financial."

          "First Financial has exciting opportunities ahead and I look forward to applying my experience to support the Company's overall goals and operations" said Hall.

          Hall will be assisting Susan E. Baham, the Company's current Chief Financial Officer, until her retirement in late 2007.

          First Financial Holdings, Inc. is a unitary thrift holding company. Its subsidiary, First Federal Savings and Loan Association of Charleston, operates a network of 52 branch offices in coastal South Carolina and in Brunswick County, North Carolina. The Company also provides comprehensive brokerage, trust and insurance services through First Southeast Investor Services, Inc., First Southeast Fiduciary and Trust Services, Inc., Kimbrell Insurance Group, Inc. and First Southeast Insurance Services, Inc.

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First Financial Holdings, Inc.

October 19, 2006

Forward Looking Statements

Certain matters in this news release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, including operating efficiencies, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. Management's ability to predict results or the effect of future plans or strategies is inherently uncertain. The Company's actual results, performance or achievements may differ materially from those suggested, expressed or implied by forward-looking statements due to a wide range of factors including, but not limited to, the general business environment, general economic conditions nationally and in the State of South Carolina, interest rates, the South Carolina real estate market, the demand for mortgage loans, competitive conditions between banks and non-bank financial services providers, regulatory changes and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended September 30, 2005. Accordingly, these factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on these statements.

For additional information about First Financial, please visit our web site at www.firstfinancialholdings.com or contact Dorothy B. Wright, Vice President and Corporate Secretary (843) 529-5931.